                                                                  Exhibit 10(ix)



                      CONSOLIDATED DEMAND PROMISSORY NOTE
                                      OF
                             JOSEPH E. KURCZODYNA

$80,000.00                                         September 5, 1997

     WHEREAS, United Financial Mortgage Corp. ("Lender") made various loans ("Loans") to Mr. Joseph E. Kurczodyna ("Borrower") as follows:

               Date of Loan                      Principal Amount
               ------------                      ----------------
               March, 1994                       $ 7,500.00
               May, 1994                         $25,000.00
               September, 1994                   $12,500.00
               November, 1994                    $ 5,000.00
               November, 1996                    $ 2,500.00
               February, 1997                    $10,000.00
                                                 ----------
                                  Total          $62,500.00

     WHEREAS, Lender and Borrower have agreed that accrued interest on said Loans is $17,500.00 ("Accrued Interest").

     WHEREAS, Lender and Borrower have agreed to consolidate said Loans and the Accrued Interest into a revised demand promissory note ("Note") in accordance with the terms hereof.

     WHEREAS, Lender and Borrower have agreed that prior Loans and each promissory note dated prior hereto between the parties shall be cancelled concurrently with the Borrower's execution hereof.

     In consideration of the foregoing, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Borrower; Borrower promises to pay to the order of Lender at 600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60521 or at such other place as the Lender may designate in writing, the principal sum of Eighty Thousand Dollars ($80,000.00) plus accrued interest at the annual rate of nine percent (9%) as follows: the principal and accrued interest of this Demand Promissory Note shall be payable upon demand of the Lender.

     Lender agrees that the prior Loans and each promissory note dated prior hereto between the parties automatically shall be cancelled concurrently with Borrower's execution hereof.

     As additional security for Borrower's repayment of the Loan evidenced by this Note, Borrower entered into an Assignment of a Deed of Trust, dated September 9, 1994 on certain vacant land in the State of Colorado.

     Prepayments of accrued interest and principal may be made hereon by the Borrower at any time without the payment of any penalty.

                                   BORROWER:


                                   ____________________________
                                   Joseph E. Kurczoydyna

Agreed to:
UNITED FINANCIAL MORTGAGE CORP.


By:______________________________
    Joseph Khoshabe, President